EXHIBIT 1

     Pursuant to Rule 13d-1(k)(1)(iii) of Regulation 13D-G of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended, the undersigned agree that the statement to which this Exhibit is attached is filed on behalf of each of them in the capacities set forth below.

Dated:  July 16, 2003
                         WYNNCHURCH CAPITAL PARTNERS, L.P.

                         By:   Wynnchurch Partners, L.P.,
                               its general partner

                               By:   Wynnchurch Management, Inc.,
                                     its general partner

                               By:   /s/ John A. Hatherly*
                                     --------------------
                               Name: John A. Hatherly
                               Its:  President

                         WYNNCHURCH CAPITAL PARTNERS CANADA, L.P.

                         By:   Wynnchurch Partners Canada, L.P.,
                               its general partner

                               By:   Wynnchurch GP Canada, Inc.,
                                     its general partner

                               By:   /s/ John A. Hatherly*
                                     --------------------
                               Name: John A. Hatherly
                               Its:  President

                         WYNNCHURCH PARTNERS, L.P.

                         By:   Wynnchurch Management, Inc.,
                               its general partner

                         By:   /s/ John A. Hatherly*
                               --------------------

                         Name: John A. Hatherly
                         Its:  President

                         WYNNCHURCH MANAGEMENT, INC.

                         By:   /s/ John A. Hatherly*
                               --------------------
                         Name: John A. Hatherly
                         Its:  President

                         WYNNCHURCH PARTNERS CANADA, L.P.

                         By:   Wynnchurch GP Canada, Inc.,
                               its general partner

                         By:   /s/ John A. Hatherly*
                               --------------------
                         Name: John A. Hatherly
                         Its:  President

                         WYNNCHURCH GP CANADA, INC.

                         By:   /s/ John A. Hatherly*
                               --------------------
                         Name: John A. Hatherly
                         Its:  President



*By: /s/ Barry L. Fischer
     --------------------
     Barry L. Fischer
     Attorney-in-Fact              Exhibits: Page 1